SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2006 (March 30, 2006)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On March 30, 2006, Atlantic American Corporation (the “Company”) amended each of its Amended and Restated Credit Agreement, as amended (the “Credit Agreement”) and its Term Loan Agreement (the “Term Loan”), both entered into with Wachovia Bank, National Association. The amendments to the Credit Agreement and the Term Loan are effective as of December 31, 2005 and February 28, 2006, respectively. Copies of the amendments to the Credit Agreement and the Term Loan are attached hereto as Exhibit 10.1 and 10.2, respectively.

The amendments were necessitated by certain recorded impairment charges taken during the fourth quarter of 2005 on the Company’s automotive sector fixed maturity investments. Approximately $5.3 million of the total $10.7 million impairment charge was the result of an impairment in the value of the Company’s investment in General Motors bonds. The amendments to the Credit Agreement and the Term Loan provide that the definition of consolidated net income, as calculated for the fourth quarter of 2005, excludes the $5.3 million impairment in the Company’s investment in General Motors bonds. Further, the definition of consolidated tangible net worth was amended to exclude the after-tax impact of the same impairment. After giving effect to the amendment to the December 31, 2005 ratio of funded debt to EBITDA, both as defined, the Company was in compliance with the amended agreements.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits
	(d)	Exhibits.
The following exhibits are filed with this Current Report:
		Exhibit No.	Exhibit Description
		10.1	Second Amendment to Amended and Restated Credit Agreement, as amended, effective as of December 31, 2005, by and between Atlantic American Corporation and Wachovia Bank, National Association
		10.2	First Amendment to Term Loan Agreement, effective as of February 28, 2006, by and between Atlantic American Corporation and Wachovia Bank, National Association

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ John G. Sample, Jr.
John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   March 31, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Second Amendment to Amended and Restated Credit Agreement, as amended, effective as of December 31, 2005, by and between Atlantic American Corporation and Wachovia Bank, National Association
10.2	First Amendment to Term Loan Agreement, effective as of February 28, 2006, by and between Atlantic American Corporation and Wachovia Bank, National Association